EXHIBIT 99

   SLIDES USED IN PRESENTATION OF HEALTHSOUTH CORPORATION, DATED JULY 7, 2003

                                   HEALTHSOUTH

                                  BUSINESS PLAN
                                     UPDATE

                                  July 7, 2003

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CAUTIONARY STATEMENTS REGARDING PRESENTATION
--------------------------------------------

>> Projections contained herein consist of a summary of revenues, cash, debt, expenses, EBITDA and EBITDA margin of HEALTHSOUTH and its divisions for the twelve months ending June 30, 2004

>> Projections are based on assumptions which HEALTHSOUTH believes, as of the date hereof, are reasonable; inevitably, there will be differences between the projections and actual results and those differences may be material to HEALTHSOUTH

>> There can be no assurance that projections will be realized

>> HEALTHSOUTH undertakes no duty to publicly update or revise the information contained herein

>> Projections were not prepared with a view to compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants and no independent auditors or other professionals have examined or expressed any opinion of the projections herein

>> Projections herein have been presented in a summary format and stakeholders may reach a different conclusion about HEALTHSOUTH's projected financial operations if full financial statements were available

>> You are cautioned not to place reliance on these projections

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

CONSIDERATIONS INVOLVING OUR CURRENT SITUATION
----------------------------------------------

>> SEC and DOJ are investigating HEALTHSOUTH's financial reporting and related activity

>> Previously filed financial statements of HEALTHSOUTH should no longer be relied upon

>> Forensic auditing team from PricewaterhouseCoopers LLP ("PwC") fully reviewing all issues related to the SEC's allegations

>> HEALTHSOUTH ceases to make any principal or interest payments on outstanding obligations, and accordingly is in default thereunder

>> Ernst & Young LLP dismissed as our independent accountants and withdrew their audit reports on all of our previously filed financial statements

>> No financial statements or SEC reports available for 2002 fiscal year or 1st quarter of 2003

>> No current determination of the extent of any required restatement of our prior financial reports

>> PwC has not completed its forensic review of our financial statements

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FORWARD-LOOKING STATEMENTS REGARDING PROJECTIONS
------------------------------------------------

>> Projections and other matters discussed herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934

>> Projections are based on numerous assumptions and involve a number of risks and uncertainties, many of which are beyond HEALTHSOUTH's control, including:
       >> Completion of PwC's forensic accounting review
       >> Completion of the investigations by the SEC and DOJ
       >> Completion of the investigation by the Centers for Medicare and
          Medicaid Services (or CMS) into our cost reports and other matters
       >> Resolution of outstanding litigation, including certain class action litigation alleging violations under federal securities laws and certain qui tam actions
       >> Our ability to successfully amend, restructure and/or renegotiate our existing indebtedness or cure or receive a waiver of the events of default under such agreements
       >> Possible filing of a voluntary petition for bankruptcy
       >> Our ability to continue to operate in the ordinary course and manage our relationships with our creditors, vendors and suppliers, physician partners, employees and patients
       >> Changes, delays in or suspension of reimbursement by payors
       >> Regulatory changes
       >> Competitive pressures
       >> General conditions in the economy and capital markets

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NOTE REGARDING PRESENTATION OF NON-GAAP FINANCIAL MEASURES
----------------------------------------------------------

>> Projections contained herein include certain non-GAAP financial measures, including "EBITDA", to assist in assessing projected operating performance and to facilitate quantification of planned business activities

>> "EBITDA" is defined as earnings from continuing operations before interest expense, minority interest, income tax, depreciation and amortization

>> EBITDA may be useful to stakeholders because it is commonly used as an analytical indicator within the healthcare industry to calculate facility performance, allocate resources and measure leverage capacity and debt service ability

>> EBITDA should not be considered as a measure of financial performance under GAAP

>> Because HEALTHSOUTH is currently unable to prepare a projected balance sheet, reconciliation for non-GAAP financial measures to a financial measure calculated in accordance with GAAP is not currently possible

>> Classification of certain restructuring charges and expenses is not in accordance with GAAP. HEALTHSOUTH is isolating these charges and expenses, which represent one-time charges and expenses, in connection with the restructuring and crisis period. HEALTHSOUTH's actual financial reporting in future periods WILL include these costs in normal operating results.

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ALVAREZ & MARSAL, INC.
----------------------

>> Alvarez & Marsal ("A&M") has assisted HEALTHSOUTH with the preparation of this presentation; however, A&M has relied upon HEALTHSOUTH's unaudited financial records and internal financial records, projections prepared by HEALTHSOUTH and discussions with HEALTHSOUTH's current management and division leadership

>> A&M has not performed any audit or any other verification of the information contained herein and accordingly provides no assurance or opinion of the information herein

>> A&M cautions that the information contained herein is based on numerous risks and uncertainties which could cause actual results to differ materially from those currently anticipated and there can be no assurance that projections herein will be realized

>> A&M is not responsible for any inaccuracies contained herein

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TABLE OF CONTENTS
I.    INTRODUCTION

II.   SITUATION - LATE MARCH 2003

III.  IMMEDIATE ACTION PLAN

IV.   RESULTS OF ACTION PLAN

V.    PRO FORMA FINANCIAL PLAN

VI.   KEY RISKS AND OPPORTUNITIES

VII.  STATUS OF FORENSIC REVIEW / AUDIT PROCESS

VIII. RESTRUCTURING PROCESS

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I.  INTRODUCTION

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I.  INTRODUCTION
>>  Purposes of the meeting:

    >> To provide a status report on the Company's financial and operational state

    >> To communicate in a way that ensures fairness to the process in terms of equal access to information

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II. SITUATION - LATE MARCH 2003

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


II. SITUATION - LATE MARCH 2003
>>  Investigation of accounting fraud is disclosed (3/19/03)

    >> Former HEALTHSOUTH CFO pleads guilty

    >> HEALTHSOUTH organization is stunned

    >> Bankruptcy and liquidation are feared

    >> Absence of financial fact base

    >> Banks freeze line of credit

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II. SITUATION - LATE MARCH 2003
>>  HEALTHSOUTH Board responds (3/19/03)

    >> Chairman and CEO Richard Scrushy placed on immediate leave of absence
       (shortly thereafter, Scrushy's employment agreement is declared null and void)

    >> Board member Joel Gordon steps in as Interim Chairman

    >> Board member Bob May steps in as Interim CEO

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II. SITUATION - LATE MARCH 2003
>>  HEALTHSOUTH Board hires (by 3/22/03)

    >> PricewaterhouseCoopers (PwC) for forensic review

    >> Skadden Arps (Skadden) for legal leadership and bankruptcy contingency planning

    >> Alvarez & Marsal (A&M) for crisis management and restructuring

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II. SITUATION - LATE MARCH 2003
>>  PwC Forensic Team

    >> Headed by Harvey Kelly, Partner

    >> Recent assignments include Xerox, Adelphia, WorldCom

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

II. SITUATION - LATE MARCH 2003
>>  Skadden Team

    >> Steve Rothschild, Partner - Corporate / Overall

    >> Jan Baker, Partner - Bankruptcy Contingency Planning

    >> Bob Bennett, Partner - DOJ Criminal / SEC

    >> Bob Pincus, Partner - SEC Reporting and General Corporate

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II. SITUATION - LATE MARCH 2003
>>  A&M Team

    >> Bryan Marsal, Founding Managing Director - Chief Restructuring Officer

    >> Guy Sansone, Managing Director - Chief Financial Officer

    >> George Varughese, Managing Director - Head of Debt Restructuring / Asset
       Sales

    >> Martin Winter, Managing Director - Head of Medicare Fraud Review and
       Compliance

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III. IMMEDIATE ACTION PLAN

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III. IMMEDIATE ACTION PLAN
>> Fill leadership void

>> Restore credibility

>> Provide full cooperation and disclosure to DOJ / SEC / CMS / OIG

    >> Continuous, open communication

    >> Waiver of Board's legal privilege

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

III. IMMEDIATE ACTION PLAN
>>  Conserve and generate cash

    >> Draconian cost reduction on non-patient care areas

    >> Tightened spending controls

    >> Immediate curtailment of all non-critical capital expenditures

    >> Delayed non-operating vendor payments

    >> Aggressive non-core asset sale activity and receivable collection

    >> All cash disbursements and asset sales subject to A&M's approval

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III. IMMEDIATE ACTION PLAN
>>   Protect and maintain value

     >> Become current on all operating payables

     >> Reduce staff and physician apprehension by providing local liquidity

     >> Address physician partnership concerns

     >> Discourage opportunistic behavior by competitors

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III. IMMEDIATE ACTION PLAN
>>   Immediately address DOJ Civil / CMS Concerns

     >> Risk of bankruptcy in the event of payment disruption

     >> Develop fact base on fraud implications to historic Medicare reimbursement

     >> File timely 2002 facility cost reports

     >> Communicate openly and often to DOJ Civil / CMS

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

III. IMMEDIATE ACTION PLAN
>>   Communications Strategy

     >> Separate 49,000 innocent employees from the "bad apples"

     >> Stay focused on patient care as the key goal of HEALTHSOUTH

     >> Direct and frequent communication to all internal and external parties

     >> Emphasizing new corporate culture to physicians, payors and employees

     >> Weekly updates for restricted creditors and their advisors
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IV.  RESULTS OF ACTION PLAN

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IV.  RESULTS OF ACTION PLAN
>>   Liquidity Issues

     >> Strong liquidity position

        o Consolidated book cash (including restricted cash) of $345 million (6/27/03) and growing

        o  Positive cash flow from operations

     >> Executed annualized cost savings of $80 million plus at Corporate

     >> Generated non-core asset sale proceeds of $70 million plus

     >> Current on all operating payables, generally with normal payment terms

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IV.  RESULTS OF ACTION PLAN
>>   Operating Status

     >> Surgery Center Physician Partnerships are calm / volume is flat with prior year

     >> Inpatient Rehab Hospital Partnerships are calm / volume is flat with prior year

     >> Outpatient Rehab and Diagnostic have ongoing operating issues and market challenges

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

IV.  RESULTS OF ACTION PLAN
>>   Other Constituent Issues

     >> Filed 105 of 106 Facility Cost Reports due for 2002 year on time

     >> Good working relationship with DOJ Civil / CMS

     >> Stable relations with commercial payors

     >> New culture is taking hold and employee morale is improving

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V.   PRO FORMA FINANCIAL PLAN

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V.   PRO FORMA FINANCIAL PLAN
>>   Background to Preparation

     >> Projected Period: 7/1/03 - 6/30/04

     >> Prepared By: Divisional Leadership, A&M, Corporate Staff

     >> Assumptions: Vary by division but generally revenues are based on recent trends of collections and expenses are based on current run rates

     >> Contingencies: Does not give effect to resolution of any pending litigation or investigation

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V.   PRO FORMA FINANCIAL PLAN
>>   Executive Summary

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               Income Statement Summary                         7/1/03 - 6/30/04
                    (in millions)
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Consolidated Net Revenue                                                $ 4,128
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Consolidated EBITDA                                                         818
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Less:  Minority Interest                                                   (122)
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Less:  Contingency Reserve                                                  (46)
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Net Consolidated EBITDA*                                                $   650
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* Excludes restructuring charges (described herein)

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

V. PRO FORMA FINANCIAL PLAN
>> Executive Summary (cont.)

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             Selected Balance Sheet Data                                 8/31/03
                    (in millions)
--------------------------------------------------------------------------------
Total Bank and Bond Debt                                                $ 3,343
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Less:  Projected Total Cash                                                (500)
(including anticipated asset sales)
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Add:  Unpaid Interest                                                       102
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Total Net Debt                                                          $ 2,945
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V.   PRO FORMA FINANCIAL PLAN
>>   Executive Summary (cont.)

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                      Cash Flow*                                7/1/03 - 6/30/04
                    (in millions)

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Consolidated EBITDA                                                       $ 650
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Consolidated Maintenance Capital                                           (100)
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Expenditures
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Current Annual Interest Expense                                            (222)
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Free Cash Flow (before principal repayment)                               $ 328
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*Before restructuring expenses, non-recurring and growth capital expenditures

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V.   PRO FORMA FINANCIAL PLAN
>>   Executive Summary (cont.)

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                  Leverage Summary*
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Total Net Debt/EBITDA                                                 4.5 times
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Net Senior Debt/EBITDA                                                3.4 times
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EBITDA/Current Interest Expense                                       2.9 times
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*  Debt is as of July 1, 2003. EBITDA and interest expenses are based on projected 7/1/03 - 6/30/04 amounts.

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

V. PRO FORMA FINANCIAL PLAN
>> INPATIENT REHAB

    >> Divisional Overview

       o Largest provider of inpatient rehabilitation services in the U.S.

       o IRFs provide rehabilitation to those patients experiencing significant physical disabilities.

       o Approximately 26,400 employees

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V. PRO FORMA FINANCIAL PLAN
>> INPATIENT REHAB (CONT.)

   >>  Key Assumptions

       o Revenue

          o Total patient days projected to increase 1.0% based on recent trends

          o  Medicare rate increase of 3.2% effective November 1, 2003

          o  Total projected discharges: 123,000

          o  Average net revenue per discharge of $13,700

          o  Rehab (Outpatient) visits declining 2.4%

          o  Net rate per outpatient rehab visit of $111
               o  2.45 million visits projected

          o  No provision has been made for any asset sales

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V. PRO FORMA FINANCIAL PLAN
>> INPATIENT REHAB (CONT.)

   >>  Key Assumptions (cont.)

       o Operating Expenses
          o Salary and wage expense: 47.8% of net patient revenue
          o Cost of Supplies and Medication: 4.6% of net patient revenue
          o Rent: 5.3% of net patient revenue
          o Bad Debt: 1.5% of net patient revenue

          o All other expenses projected based on historical trends
          o Wage inflation 4.3%
          o Rent escalation 2.0%
          o First year losses from start up projects included in projections ($8.4 million)

       o Maintenance Capital Expenditure
          o Assumes $24.0 million of maintenance and $20.0 million of growth
            Capex

       o HCFA 10 Rule
          o No provision has been made as compliance with proposed more stringent HCFA 10 policies does not begin until December 31, 2004, if at all

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V. PRO FORMA FINANCIAL PLAN
>> INPATIENT REHAB (CONT.)

   >>  Summary Financials (in millions)

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                                                                7/1/03 - 6/30/04
-------------------------------------------------------------------------------
Net Revenue                                                              $1,998
-------------------------------------------------------------------------------
EBITDA                                                                   $  496
-------------------------------------------------------------------------------
EBITDA Margin                                                              24.8%
-------------------------------------------------------------------------------

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V. PRO FORMA FINANCIAL PLAN
>> SURGERY CENTERS

   >>  Divisional Overview

       o Largest national chain; #1 in market share

       o In 2002, physicians performed over 890,000 surgical procedures

       o Surgery centers are structured under joint venture agreements with physician partners. HEALTHSOUTH has surgery center partnership interests ranging from 22% - 100% with an average interest of 61% as of 3/31/03

       o 198 surgery centers

       o Approximately 8,000 employees

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

V. PRO FORMA FINANCIAL PLAN
>> SURGERY CENTERS (CONT.)

   >>  Key Assumptions

       o Revenue

       o Total forecasted procedures: 878,000

       o Total procedures projected to decline 1.5% from prior year

       o Same store procedures to increase 2.8% year over year

       o Operating 23 fewer facilities

       o Average net revenue per procedure: $1,170

       o Procedure mix remains unchanged

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V. PRO FORMA FINANCIAL PLAN
>> SURGERY CENTERS (CONT.)

   >> Key Assumptions (cont.)

      o Operating Expenses
        o Salary and wage expense: 29.5% of net patient revenue
        o Cost of Supplies and Medications: 21.1% of net patient revenue
        o Rent Expense: 5.0% of net patient revenue
        o Bad Debt: 2.0% of net patient revenue
        o All other expenses projected based on current year actual run rates
        o Wage inflation 4.0%
        o Rent escalation 2.0%

      o Maintenance Capital Expenditures
        o $26 million
        o No major growth projects anticipated; plan contemplates completion of $11 million of growth projects in process as of 3/19/03

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

V. PRO FORMA FINANCIAL PLAN
>> SURGERY CENTERS (CONT.)

   >> Summary Financials (in millions)

--------------------------------------------------------------------------------
                                                                7/1/03 - 6/30/04
-------------------------------------------------------------------------------
Net Revenue                                                              $1,049
-------------------------------------------------------------------------------
EBITDA                                                                      206
-------------------------------------------------------------------------------
EBITDA Margin                                                              19.6%
-------------------------------------------------------------------------------

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V. PRO FORMA FINANCIAL PLAN
>> OUTPATIENT REHAB

   >> Divisional Overview

      o Largest and most recognizable national network with over 1,000 clinics

      o Located in all 50 states and Puerto Rico

      o Approximately 7,100 employees

      o Downward operating trends in 2002 and 2003
        o Low barriers to entry
        o Therapists shortages
        o Increased national and regional competition
          o Physicians performing rehab in-house

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V. PRO FORMA FINANCIAL PLAN
>> OUTPATIENT REHAB (CONT.)

   >> Key Assumptions

      o Revenue
        o Patient visit decline of 10.0% from historical trends
        o 6.55 million visits projected
        o Net revenue assumed at $92/visit

      o Operating Expenses
        o Salary and wage expense: 53.3% of net patient revenue
        o Rent Expense: 3.9% of net patient revenue
        o Repairs and Maintenance: 11.0% of net patient revenue
        o Other costs and expenses consistent with historical and current trends

        o Wage inflation of 4.5%
        o Rent escalation of 2.0%
        o Bad Debt: 2.0% of net patient revenue

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V. PRO FORMA FINANCIAL PLAN
>> OUTPATIENT REHAB (CONT.)

  >> Key Assumptions (cont.)

      o Maintenance Capital Expenditure
        o Limited to moving and "fit out" costs for expired leases where relocation is required
        o $6 million projected

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V. PRO FORMA FINANCIAL PLAN
>> OUTPATIENT REHAB (CONT.)

  >> Summary Financials (in millions)

-------------------------------------------------------------------------------
                                                                7/1/03 - 6/30/04
-------------------------------------------------------------------------------
Net Revenue                                                                $620
-------------------------------------------------------------------------------
EBITDA                                                                     $ 73
-------------------------------------------------------------------------------
EBITDA Margin                                                              11.7%
-------------------------------------------------------------------------------

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V. PRO FORMA FINANCIAL PLAN
>> DIAGNOSTIC

   >> Divisional Overview

      o 2nd largest diagnostic imaging network in U.S.

      o Fragmented marketplace

      o 127 locations

      o Approximately 1,600 employees

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


V. PRO FORMA FINANCIAL PLAN
>> DIAGNOSTIC (CONT.)

   >> Key Assumptions

      o Revenue
        o Assumes scan volume declining 10.5% from historical trends
        o Total scans projected 950,000
        o Assumes net revenue per scan flat with prior year at $260/scan
        o Service mix unchanged

      o Operating Expenses
        o Salary and wage expense: 27.7% of net patient revenue
        o Repairs and Maintenance : 16.1% of net patient revenue
        o Radiologist Fees: 19.1% of net patient revenue
        o Bad Debt: 4.3% of net patient revenues
        o Other costs and expenses consistent with historical and current trends
        o Wage inflation at 3.5%
        o Rent escalation of 2.0%

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V. PRO FORMA FINANCIAL PLAN
>> DIAGNOSTIC (CONT.)

   >> Key Assumptions (cont.)

      o Maintenance Capital Expenditure

        o $30 million

        o Capital intensive business assumes replacement of 15 MR's and 40 CT tubes; balance for leasehold improvements; no growth capital assumed

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V. PRO FORMA FINANCIAL PLAN
>> DIAGNOSTIC (CONT.)

   >> Summary Financials (in millions)

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                                                                7/1/03 - 6/30/04
-------------------------------------------------------------------------------
Net Revenue                                                                $251
-------------------------------------------------------------------------------
EBITDA                                                                     $ 12
-------------------------------------------------------------------------------
EBITDA Margin                                                               4.9%
-------------------------------------------------------------------------------

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

V. PRO FORMA FINANCIAL PLAN
>> ACUTE CARE HOSPITALS

   >> Divisional Overview

      o 3 Acute Care Hospitals

      o 15 Physician Practices and Management Agreements

      o Approximately 3,200 employees

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V. PRO FORMA FINANCIAL PLAN
>> ACUTE CARE HOSPITALS (CONT.)

   >> Key Assumptions

      o Net revenue flat

      o Maintenance Capex of $5 million

      o One major acute care hospital sold as of September 30, 2003

      o Unprofitable Physician Practices and Management Agreements to be renegotiated or terminated and are classified as Restructuring Charges ($13.5 million)

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V. PRO FORMA FINANCIAL PLAN
>> ACUTE CARE HOSPITALS (CONT.)

   >> Summary Financials (in millions)

--------------------------------------------------------------------------------
                                                                7/1/03 - 6/30/04
-------------------------------------------------------------------------------
Net Revenue                                                                $208
-------------------------------------------------------------------------------
EBITDA                                                                     $ 14
-------------------------------------------------------------------------------
EBITDA Margin                                                               6.5%
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

V. PRO FORMA FINANCIAL PLAN
>> CORPORATE OVERHEAD

   >> Key Assumptions

      o Operating Expenses

        o Plan reflects completed 40% corporate employee reduction

        o Wage inflation of 3.0%

        o D&O coverage obtained for $10 million

        o Provision of $7 million for new senior management openings

        o Provision of $5 million for enhancement of the Medicare compliance program

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V. PRO FORMA FINANCIAL PLAN
>> CORPORATE OVERHEAD (CONT.)

   >> One-Time Items

      o Systems Upgrade
        ---------------
        o HEALTHSOUTH's financial systems are inadequate and need to be better interfaced with general ledger

        o Internal control environment is to be upgraded

        o Complete re-engineering of billing, procurement and general ledger systems has been initiated

          o Preliminary estimate of cost is $50 million over 18 months

          o Plan assumes $30 million spent in next 12 month period

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V. PRO FORMA FINANCIAL PLAN
>> CORPORATE OVERHEAD (CONT.)

   >> One-Time Items (cont.)

      Restructuring Costs
      -------------------

      o Estimated restructuring costs of $101 million

      o $13.5 million from discontinuance of unprofitable physician practice management agreements

      o $87.5 million of restructuring costs relating to:
        o Crisis Management
        o Legal Restructuring
        o Forensic Accountants
        o Creditor Advisors
        o New Auditing Firm (restatement cost)
        o Additional costs to be incurred in association with separate stand alone audits and restatement of corporate and partnership tax returns

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V. PRO FORMA FINANCIAL PLAN
>> CORPORATE OVERHEAD (CONT.)

   >> Summary Financials (in millions)

--------------------------------------------------------------------------------
                                                 7/1/03 - 6/30/04
--------------------------------------------------------------------------------
Other Income                                                              $   2
-------------------------------------------------------------------------------
Operating Expense                                                         $ 107
-------------------------------------------------------------------------------
EBITDA                                                                    ($105)
-------------------------------------------------------------------------------

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V. PRO FORMA FINANCIAL PLAN
>> CONSOLIDATING SUMMARY

--------------------------------------------------------------------------------
      7/1/03 - 6/30/04         Net Revenue         EBITDA           Maintenance
        (in millions)                                                 Cap Ex
--------------------------------------------------------------------------------
Inpatient Rehab                  $1,998             $496               $24
--------------------------------------------------------------------------------
Surgery Centers                   1,049              206                26
--------------------------------------------------------------------------------
Outpatient Rehab                    620               73                 6
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Diagnostic                          251               12                30
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Acute Care Hospitals                208               14                 5
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Corporate Overhead                    2             (105)                5
--------------------------------------------------------------------------------
Contingency Reserve                  --              (46)                4
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TOTAL                            $4,128             $650 (1)          $100
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(1) Excludes restructuring charges and expenses of approximately $101 million.
Classification of these charges and expenses is not in accordance with GAAP. See disclaimer described herein.

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VI. KEY RISKS AND OPPORTUNITIES

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VI. KEY RISKS AND OPPORTUNITIES
>> Primary Risks

   >> DOJ and United States Attorney impose death penalty if indictment is returned

   >> Adverse resolution of CMS claims

   >> CMS changes reimbursement rules (HCFA 10)

   >> Adverse resolution of Qui Tam litigations

   >> Adverse resolution of SEC investigation

   >> Significant class action litigation by public security holders

   >> Creditors or above parties precipitate bankruptcy filing

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VI. KEY RISKS AND OPPORTUNITIES
>> Primary Opportunities

   >> Operating margin improvement of at least 2.0% from Inpatient Rehab, Surgery Centers and Outpatient Rehab

   >> Growth in LTAC operations

   >> Potential to collect sizeable federal tax refunds

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VII. STATUS OF FORENSIC REVIEW / AUDIT PROCESS

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

VII. STATUS OF FORENSIC REVIEW / AUDIT PROCESS
>> FORENSIC REVIEW

   >> This financial forecast will not be impacted by the results of PwC's forensic review

   >> Forensic accounting exercise commenced in late March 2003, and is expected to be completed by the end of the 3rd quarter

   >> Current status of accounting adjustments:


      -------------------------------------------------------------------------------------
                                     Estimated Restatement              Status
                                          (Billions)
      -------------------------------------------------------------------------------------
      Fraudulent Entries (PwC)               $2.0          >Substantially complete
                                                           >Field visits in process
                                                           >Certain documents outstanding
      -------------------------------------------------------------------------------------
      Acquisition Accounting (PwC)          unknown        >No documents received to date
                                                           >Forensic work has not begun
      -------------------------------------------------------------------------------------
      Accounting Practices Review             0.5          >In process
      (Company)
      -------------------------------------------------------------------------------------

   >> The estimated restatement represents the cumulative amounts of historical balance sheet misstatements identified to date. As process is completed, additional amounts will be identified, THE IMPACT OF WHICH MAY BE MATERIAL

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VII. STATUS OF FORENSIC REVIEW / AUDIT PROCESS
>> AUDIT PROCESS

   >> Relationship with Ernst & Young terminated April 2003

   >> PwC engaged as Auditor May 2003

   >> Audit underway
      o Focusing on stand alone audits
      o Auditable accounts
      o Waiting for completion of forensic review
      o 4 years of information must be audited

   >> Similar situations would indicate a goal to complete the audit within 12-15 months

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VIII. RESTRUCTURING PROCESS

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VIII. RESTRUCTURING PROCESS
>> HEALTHSOUTH'S PRO FORMA CASH FLOW FROM OPERATIONS IS SUFFICIENT TO AVOID
   BANKRUPTCY, SUBJECT TO RESOLUTION OF THE CONTINGENCY ISSUES DESCRIBED HEREIN

   >> Pro forma EBITDA of $650 million and projected cash balance of $500 million* indicate that HEALTHSOUTH has equity value

   >> Pro forma EBITDA of $650 million and projected cash balance of $500 million* indicate that HEALTHSOUTH is able to service its debt

>> * Includes restricted cash

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VIII. RESTRUCTURING PROCESS
>> HOWEVER, MAJOR NON-OPERATING ISSUES MUST BE RESOLVED

   >> DOJ and United States Attorney

   >> DOJ Civil / CMS / OIG

   >> SEC

   >> Significant stockholder and bondholder class actions

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

VIII. RESTRUCTURING PROCESS
>> BANKRUPTCY WOULD SIGNIFICANTLY IMPAIR OPERATIONS AND COMPANY VALUE

   >> Joint venture agreements governing Surgery Center and Inpatient
      Rehabilitation operations may be subject to claims of termination or dissolution in the event of bankruptcy

   >> Significant risk of payor contract terminations

   >> Significant labor retention risks

      o Risk of losing nurses and therapists, who are already in short supply

      o Risk of losing key employees

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VIII. RESTRUCTURING PROCESS
>> BANKRUPTCY WOULD SIGNIFICANTLY IMPAIR OPERATIONS AND COMPANY VALUE (CONT.)

   >> Operational risks

      o Jeopardize high quality of patient care

      o Risk of losing patient volumes

      o Physician retention and referrals

      o Competitive pressures and loss of market share

   >> Risk of destabilizing vendor relationships

   >> Significant bankruptcy related fees and expenses
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VIII. RESTRUCTURING PROCESS
>> HEALTHSOUTH IS TAKING THE FOLLOWING NEXT STEPS:

   >> Maintaining highest quality patient care

   >> Continuing to stabilize and improve operations

   >> Developing a financial restructuring plan

      o Retained Credit Suisse First Boston as financial advisor

      o Starting due diligence with advisors to the creditors

      o Gathering more facts about the major issues/risks

   >> Continuing a moratorium on all principal and interest payments until there is more clarity on major issues

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HEALTHSOUTH - SUMMARY

>> MARKET-LEADING BUSINESSES WITH SIGNIFICANT VALUE
   >> Consolidated Net Revenue - $4.1 billion (7/1/03 - 6/30/04)
   >> Net Consolidated EBITDA - $650 million (7/1/03 - 6/30/04)

>> STRONG LIQUIDITY POSITION AND CASH FLOW
   >> Total cash of $349 million (6/26/03) and growing
   >> Positive cash flow from operations

>> STABLE AND IMPROVING OPERATIONS
   >> Opportunity to realize as much as 2.0% margin improvement
   >> Opportunity to grow

>> PROCESS IN PLACE TO RESTORE FINANCIAL CREDIBILITY
   >> Forensic review underway - expected completion by end of Q3 2003 >> Corporate audit underway - expected completion within 12-15 months

>> FULLY COOPERATING WITH ALL INVESTIGATIONS

>> RESTRUCTURING OUTSIDE OF CHAPTER 11 IS ACHIEVABLE
   >> Subject to resolution of the contingency issues